UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 4, 2009

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Maryland	000-12210	04-2801764
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1280 Massachusetts Avenue, 4th Floor, Cambridge, Massachusetts	02138
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (617) 876-4800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

On December 4, 2009, Presidential Associates I Limited Partnership, a Maryland limited partnership (the “Registrant”), ERI/Presidential LLC, a Massachusetts limited liability company, (the “Parent”), ERI/Presidential Merger Sub Limited Partnership, a Maryland limited partnership (the “Merger Sub”), and Winthrop Financial Co., Inc., a Massachusetts corporation (the “Managing General Partner”) entered into an Agreement and Plan of Merger (the “Merger Agreement”).  Parent and the Managing General Partner are both subsidiaries of Equity Resource Investments, LLC.  The general partner of Merger Sub is ERF Manager LLC, a subsidiary of Equity Resource Investments, LLC, and the sole limited partner of Merger Sub is Parent.

The closing of the Merger Agreement is subject to, among other conditions, the approval of the Merger Agreement by the affirmative vote of the limited partners of the Registrant holding a majority of the limited partnership interests.  Upon the closing of the Merger Agreement, Merger Sub will merge with and into the Registrant, with the Registrant being the surviving entity (the “Merger”).  As a result of the Merger, all limited partnership units of the Registrant will be owned by Parent, representing approximately 99% of the outstanding interests in the Registrant, and the general partners of the Registrant will continue to hold approximately 1% of the outstanding interests in the Registrant.  Each limited partnership interest will be converted into the right to receive $8,600 in cash without interest.

The Registrant and the Managing General Partner have agreed to take all steps necessary to seek, and use their reasonable efforts to obtain, the consent of the limited partners of the Registrant and the consent of the associate general partner of the Registrant to approve the Merger Agreement.  If the consent of the limited partners is not obtained by April 30, 2010 Parent and Merger Sub, on the one hand, or the Managing General Partner and the Registrant, on the other hand, may terminate the Merger Agreement.

The Registrant, Managing General Partner, Parent and Merger Sub have made customary representations, warranties and covenants in the Merger Agreement.  The Registrant’s covenants include, among other things, covenants regarding the operation of the business prior to the closing.  The Merger Agreement may be terminated by a party thereto under specified circumstances as set forth in the Merger Agreement, and no party will be required to pay a termination fee.

The Merger Agreement has been filed as an exhibit to this Current Report on Form 8-K as Exhibit 10.01 to provide information regarding the terms of the agreement.  Such agreement and its summary as set forth herein are not intended to modify or supplement any factual disclosures about the Registrant, the Managing General Partner, the Parent or Merger Sub in the Registrant’s public reports filed with the Securities and Exchange Commission.  In particular, the Merger Agreement and the related summaries are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Registrant, the Managing General Partner, the Parent or the Merger Sub.  The representations and warranties have been negotiated with the principal purpose of establishing the circumstances in which a party would have had the right not to close the Merger Agreement if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocates risk between the parties, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to investors.  The foregoing description of the Merger Agreement does not purport to be complete, and is qualified in its entirety by reference to Merger Agreement, a copy of which is filed as Exhibit 10.01 hereto and incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed Merger and required approval of the limited partners, the Registrant will file with the Securities and Exchange Commission an consent solicitation on Schedule 14A.   Limited partners of the Registratant  and other interested persons are urged to read the consent solicitation and other relevant materials when they become available as they will contain important information about the Registratant, the Merger and the Merger Agreement.   The definitive consent solicition will be mailed to limited partners as of a record date to be established for voting on the proposed Merger and Merger Agreement.  Limited partners in the Registrant will be able to obtain a free copy of such filings at the Securities and Exchange Commission’s internet site (http://www.sec.gov). Copies of such filings can also be obtained, without charge, by directing a request to Presiential Associates I Limited Partnership at 1280 Massachusetts Ave., 4th Floor, Cambridge, Massachusetts 02138.  Such documents are not currently available.

Participants in Solicitation

The Regisrant and certain of affiliates, including PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP, ERI/PRESIDENTIAL LLC, ERI/PRESIDENTIAL MERGER SUB LIMITED PARTNERSHIP, EQUITY RESOURCE INVESTMENTS, LLC, WINTHROP FINANCIAL CO., INC., LINNAEUS-PHOENIX ASSOCIATES LIMITED PARTNERSHIP, DCA ADOLPHUS LLC, ERI/WIN GP LLC, ERF MANAGER LLC, EQUITY RESOURCE FUND XXIV, LLC, ERF FUND XXIV GP LLC, EGGERT DAGBJARTSSON, VICTOR J. PACI and ANDREW PRAGUE may be deemed to be participants in the solicitation of consents from the limited partners of the Registrant in respect of the proposed Merger. Information about these affiliates of the Registrant is set forth in the Annual Report on Form 10-K for the Registrant’s  most recent fiscal year ended December 30, 2008, which was filed with the Securities and Exchange Commission.  Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the proposed Merger when it becomes available.

Item 9.01.   Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description
10.01
Agreement and Plan of Merger dated as of December 4, 2009 by and among Presidential Associates I Limited Partnership, Winthrop Financial Co., Inc., ERI/Presidential LLC, and ERI/ Presidential Merger Sub Limited Partnership

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Presidential Associates I Limited Partnership
(Registrant)
By: Winthrop Financial Co., Inc., its Managing General Partner
Date: December 7, 2009	By: /s/ Eggert Dagbjartsson

(Signature)
Name: Eggert Dagbjartsson
Title: Chief Executive Officer

EXHIBIT LIST

Exhibit	Description
10.01
Agreement and Plan of Merger dated as of December 4, 2009 by and among Presidential Associates I Limited Partnership, Winthrop Financial Co., Inc., ERI/Presidential LLC, and ERI/ Presidential Merger Sub Limited Partnership